UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Envirotech Vehicles, Inc.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ENVIROTECH VEHICLES, INC.

1425 Ohlendorf Road

Osceola, Arkansas 72370

October 30, 2024

Dear Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the "Annual Meeting") of Envirotech Vehicles, Inc., ("EVT") to be held virtually, via a live webcast, on Thursday, December 12, 2024, at 9:00 a.m., Pacific Time. You will not be able to attend the Annual Meeting in-person. The formal Notice of the Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be acted upon at the Annual Meeting.

In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on October 16, 2024, a Notice of Internet Availability of Proxy Materials. This notice contains instructions regarding how to access our Proxy Statement for the Annual Meeting and our Annual Report on Form 10-K for the year ended December 31, 2023, as well as how to vote via proxy either by telephone or online. If you would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

Your vote is important to us. We encourage you to access the proxy materials online and cast your vote using the instructions provided so that your shares are represented at the Annual Meeting.

Thank you for your continued support of EVT.

Sincerely,

/s/ Phillip W. Oldridge
Phillip W. Oldridge Chief Executive Officer and Chairman of the Board Envirotech Vehicles, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held at 9:00 a.m., Pacific Time, on Thursday, December 12, 2024

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Envirotech Vehicles, Inc., a Delaware corporation (“EVT,” the “Company”, “we”, "us" or "our"), will be held virtually, via live webcast, on Thursday, December 12, 2024, at 9:00 a.m., Pacific Time. You will not be able to attend the Annual Meeting in person. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting HTTPS://AGM.ISSUERDIRECT.COM/EVTV-2024.

The Annual Meeting will be held for the following purposes:

1.

To elect the Class I directors named in this Proxy Statement for a three-year term expiring in 2027 or until their successors have been duly elected and qualified or until their earlier resignation, removal or death (“Proposal 1”);

2.

To ratify the selection by our Board of Directors and its Audit Committee of Barton CPA, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal 2”);

3.	To vote, on a non-binding advisory basis, on the compensation paid to our Named Executive Officers in fiscal year 2023 (the “Say-on-Pay Vote”) (“Proposal 3”);

4.	To vote, on a non-binding advisory basis, on the frequency of the Say-on-Pay Vote (“Proposal 4”); and

5.	To consider and act upon other business which may properly come before the Annual Meeting or any postponement or adjournment thereof.

The proposals referred to above are more fully described in our Proxy Statement. We have elected to avail ourselves of the Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish their proxy materials via the Internet. As a result, our Proxy Statement has been made available on the Internet and we have mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 28, 2024 (the “2023 Annual Report”). The Notice also contains instructions on how to request paper copies of our Proxy Statement and 2023 Annual Report.

Your vote is important. You are entitled to vote only if you were a stockholder at the close of business on October 16, 2024, the record date for the Annual Meeting. We hope that you will attend the Annual Meeting via live webcast. Whether or not you plan to attend the Annual Meeting, please vote by proxy as soon as possible over the Internet or by telephone as instructed in the Notice or, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card. If you are a holder of record of the Company’s common stock, you may also cast your vote virtually at the Annual Meeting. If your shares are held in “street name” (that is, held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee as to how to vote your shares.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on Thursday, December 12, 2024, at 9:00 a.m., Pacific Time: This Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement are available at HTTPS://WWW.IPROXYDIRECT.COM/EVTV.

BY ORDER OF THE BOARD OF DIRECTORS:

Dated: October 30, 2024	/s/ Phillip W. Oldridge
Phillip W. Oldridge Chief Executive Officer and Chairman of the Board Envirotech Vehicles, Inc.

ENVIROTECH VEHICLES, INC.

1425 Ohlendorf Road

Osceola, Arkansas 72370

PROXY STATEMENT

2024 ANNUAL MEETING OF STOCKHOLDERS

To be held at 9:00 a.m., Pacific Time, on Thursday, December 12, 2024

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Envirotech Vehicles, Inc., a Delaware corporation (“EVT,” the “Company,” “we,” "us," or "our"), for use at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually, via live webcast, on Thursday, December 12, 2024, at 9:00 a.m., Pacific Time, or at any postponement or adjournment of the Annual Meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. You will not be able to attend the Annual Meeting in-person. We have elected to avail ourselves of the SEC rules that allow companies to furnish their proxy materials via the Internet. As a result, this Proxy Statement has been made available on the Internet and we have mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 28, 2024 (the “2023 Annual Report”). The Notice also contains instructions on how to request paper copies of this Proxy Statement and the 2023 Annual Report.

GENERAL INFORMATION

Why am I receiving these materials?

You have received the Notice or, if you received paper copies of the proxy materials by mail, this Proxy Statement because you held shares of our common stock, par value $0.00001 per share (our “common stock”), as of the close of business on October 16, 2024 (the “Record Date”), and are entitled to vote at the Annual Meeting. Our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting.

You are invited to virtually attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to virtually attend the Annual Meeting to vote your shares of our common stock. Instead, you may vote your shares using one of the other voting methods described in the Notice or this Proxy Statement. Regardless of whether you expect to attend the Annual Meeting, please vote your shares as soon as possible in order to ensure your shares are represented at the Annual Meeting.

The Notice, which directs stockholders to a website where they can access our Proxy Statement and 2023 Annual Report, will be made available to our stockholders beginning on or about November 1, 2024. Please read this Proxy Statement, as it contains important information you need to know to vote at the Annual Meeting.

Who can attend the Annual Meeting?

Any person who was a stockholder or a beneficial owner as of the close of business on the Record Date may attend the Annual Meeting. If your shares are held in street name and you would like to vote your shares at the Annual Meeting, you will need to obtain a valid proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will be asked to consider and vote upon the proposals and other matters described in this Proxy Statement and any other matters that properly come before the Annual Meeting.

When and where will the Annual Meeting be held?

The Annual Meeting will be held virtually, via live webcast, on Thursday, December 12, 2024, at 9:00 a.m., Pacific Time. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting HTTPS://AGM.ISSUERDIRECT.COM/EVTV-2024. Prior to the Annual Meeting, you will be able to vote at https://www.iproxydirect.com/EVTV. As part of the registration process, you must enter the 8-digit control and request ID numbers shown in the Notice or on your proxy card or the voting instructions that accompanied your proxy materials. Upon completing your registration, you will receive further instructions informing you how to access the Annual Meeting and how to vote and submit questions during the Annual Meeting.

Why is the Annual Meeting being held virtually?

The Annual Meeting is being held in a virtual-only format. This is often referred to as a “virtual Annual Meeting.” The webcast will allow all stockholders to attend and participate in the Annual Meeting, regardless of their physical location. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. As with an in-person meeting, you will be able to vote and ask questions during the Annual Meeting.

How can I participate in the Annual Meeting?

All holders of our common stock as of the close of business on the Record Date and persons holding valid legal proxies from such stockholders are invited to attend the Annual Meeting. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting HTTPS://AGM.ISSUERDIRECT.COM/EVTV-2024. Prior to the Annual Meeting, you will be able to vote at HTTPS://WWW.IPROXYDIRECT.COM/EVTV.  As part of the registration process, you must enter the 8-digit control and request ID numbers shown in the Notice or on your proxy card or the voting instructions that accompanied your proxy materials. Upon completing your registration, you will receive further instructions informing you how to access the Annual Meeting and how to vote and submit questions during the Annual Meeting.

The Annual Meeting is scheduled to begin at 9:00 a.m., Pacific Time, on Thursday, December 12, 2024. The webcast will open 15 minutes before the start of the Annual Meeting. We encourage you to access the webcast prior to the scheduled start time to ensure you are logged in when the Annual Meeting begins.

How can I ask questions during the virtual Annual Meeting?

This year's Annual Meeting will be a completely “virtual meeting” of stockholders. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting HTTPS://AGM.ISSUERDIRECT.COM/EVTV-2024. Stockholder questions may be submitted in the field provided in the web portal during the Annual Meeting for consideration. The Annual Meeting will be governed by our Rules Conduct and Procedures, which will be available in the web portal during the Annual Meeting.

Will I be able to vote my shares during the virtual Annual Meeting?

All holders of our common stock as of the close of business on the Record Date may vote their shares electronically during the Annual Meeting by visiting the virtual meeting site at HTTPS://AGM.ISSUERDIRECT.COM/EVTV-2024 and following the related instructions. As part of the registration process, you will need to enter the 8-digit control and request ID numbers shown in the Notice, or on your proxy card or the voting instructions that accompanied your proxy materials, and to follow the related instructions. Whether or not you plan to attend the virtual Annual Meeting, you are encouraged to vote your shares prior to the start of the Annual Meeting at HTTPS://WWW.IPROXYDIRECT.COM/EVTV.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting website?

We will have technicians ready to assist you with technical difficulties that you may have when accessing the webcast for the Annual Meeting. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.

What is a “proxy”?

The term “proxy,” when used with respect to a stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without attending the virtual Annual Meeting. Our Board is asking for your proxy with respect to the Annual Meeting This means that you authorize persons selected by us to vote your shares at the Annual Meeting in the way that you instruct. We have designated three of our executive officers to serve as proxy holders for the Annual Meeting (the “Proxy Holders”). All shares represented by valid proxies received before the vote at the Annual Meeting will be voted by the Proxy Holders in accordance with the stockholder’s specific voting instructions.

What proposals will be voted on at the Annual Meeting?

Stockholders will vote on the following proposals (the “Proposals”) at the Annual Meeting:

1.

To elect the Class I directors named in this Proxy Statement for a three-year term expiring in 2027 or until their successors have been duly elected and qualified or until their earlier resignation, removal or death (“Proposal 1”);

2.

To ratify the selection by our Board of Directors and its Audit Committee of Barton CPA, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal 2”);

3.	To vote, on a non-binding advisory basis, on the compensation paid to our Named Executive Officers in fiscal year 2023 (the “Say-on-Pay Vote”) (“Proposal 3”);

4.	To vote, on a non-binding advisory basis, on the frequency of the Say-on-Pay Vote (the "Say-on-Frequency Vote") (“Proposal 4”); and

5.	To consider and act upon other business which may properly come before the Annual Meeting or any postponement or adjournment thereof.

If any other matter is properly brought before the Annual Meeting, your executed proxy would authorize the Proxy Holders to vote on such matters in the Proxy Holders’ discretion.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting. If you were a stockholder of record on the Record Date, you will be entitled to vote all of the shares of our common stock that you held on that date at the Annual Meeting or at any postponement or adjournment of the Annual Meeting.

What does it mean to be a “stockholder of record”?

If, at 5:00 p.m., Eastern Time, on the Record Date, your shares of our common stock were registered directly in your name with our transfer agent, then you are a “stockholder of record.” As a “stockholder of record,” you may vote at the virtual Annual Meeting or vote in advance of the Annual Meeting by proxy. Regardless of whether you plan to attend the Annual Meeting, we urge you to vote your shares using one of the voting methods described in the Notice or this Proxy Statement.

What does it mean to be a “beneficial owner” of shares held in “street name”?

If, at 5:00 p.m., Eastern Time, on the Record Date, your shares of our common stock were held in an account at a broker, bank, or other financial institution (we refer to each of those organizations as a “broker”), then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being made available to you by that broker. The broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. You have the right to direct your broker on how to vote the shares in your account by following the instructions printed on the voting instruction form received from the broker holding such shares.

How many votes do I have?

On each matter to be voted upon, you will have one vote for each share of our common stock that you owned on the Record Date. For a description of the vote required to approve the Proposals, please see “What vote is required to approve the Proposals” below.

How many votes can be cast by all stockholders?

We had 16,622,010 outstanding shares of our common stock on the Record Date, and each of those shares of our common stock is entitled to one vote. Stockholders are not entitled to cumulative voting rights.

How many votes must be present to hold the Annual Meeting?

To conduct business at the Annual Meeting, a quorum must be present. The presence in person or by proxy of the holders of a majority of the shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum. Thus, holders representing at least 8,311,006 votes must be represented in person or by proxy at the virtual Annual Meeting to have a quorum. We count proxies marked “abstain” as to a particular Proposal for purposes of determining the presence or absence of a quorum at the Annual Meeting for the transaction of business. Under Delaware law, abstentions are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

How do I vote my shares?

Stockholders of record and beneficial owners at the close of business on the Record Date can vote in advance of the Annual Meeting by mail, telephone or Internet, or at the Annual Meeting by visiting the virtual meeting site at HTTPS://AGM.ISSUERDIRECT.COM/EVTV-2024, each of which method is further described below. Whether or not you plan to attend the virtual Annual Meeting, we strongly encouraged you to vote your shares in advance of the Annual Meeting by telephone, Internet or, if you received paper copies of the proxy materials, by mail.

•

Voting by Internet. Prior to the Annual Meeting, you may use the Internet by visiting HTTPS://WWW.IPROXYDIRECT.COM/EVTV and following the instructions on your Notice or proxy card to vote your proxy 24 hours a day, 7 days a week. During the Annual Meeting, you may use the Internet by visiting HTTPS://AGM.ISSUERDIRECT.COM/EVTV-2024 to vote.

•	Voting by Telephone. You may vote by proxy by calling 1-866-752-8683 and following the instructions on your Notice or proxy card 24 hours a day, 7 days a week.

•

Voting by Mail (if you received paper copies of the proxy materials). To vote by mail, please mark, sign, and date your proxy card and return it to us as soon as possible to 1 Glenwood Avenue, Suite 1001, Raleigh NC 27603. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxy card. If you vote by Internet or telephone as described above, you do not need to mail your proxy card to us.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, you are strongly encouraged to vote your shares prior to the start of the Annual Meeting by one of the methods described above. If you vote electronically at the Annual Meeting, you will revoke any prior proxy you may have submitted. If you vote in advance of the Annual Meeting, you will not need to vote at the Annual Meeting unless you wish to revoke your proxy and change your previous vote.

Can I revoke a previously delivered proxy or change my vote after I deliver my proxy?

Yes, you may revoke a previously delivered proxy by delivering another properly completed proxy with a later date (including via telephone or Internet), or by delivering written notice of revocation of your proxy to the attention of our Chief Financial Officer at our principal executive offices located at 1425 Ohlendorf Road, Osceola, AR 72370, in each case before the exercise of the previously delivered proxy at the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting electronically by following the instructions available on the virtual Annual Meeting web portal, although attendance at the Annual Meeting will not, in and of itself, revoke a valid proxy that was previously delivered. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting HTTPS://AGM.ISSUERDIRECT.COM/EVTV-2024. Prior to the Annual Meeting, you will be able to vote at HTTPS://WWW.IPROXYDIRECT.COM/EVTV.

How do I vote if my shares are held in “street name”?

If you hold your shares through a broker, you must follow the instructions on the Notice or on your voting instruction form, on how to vote your shares. In order to ensure your broker votes your shares in the manner you would like, you must provide voting instructions to your broker by the deadline provided on the Notice or your voting instruction form.

Will my shares be voted if I do not provide instructions to my broker or nominee?

Brokerage firms or other nominees may not vote your shares on “non-routine” matters, including the election of a director nominee under Proposal 1 or on Proposal 3 (Say-on-Pay Vote) or Proposal 4 (Frequency of Say-on-Pay Votes), in the absence of your specific instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares. If you do not instruct your broker how to vote with respect to the election of a director nominee under Proposal 1 or with respect to Proposal 3 or 4, your broker may not vote with respect to such Proposals, and your vote will be counted as a “broker non-vote.” Proposal 2 (the ratification of the appointment of Barton CPA, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024) is a routine matter on which your broker can exercise voting discretion.

A “broker non-vote” occurs when shares held by a broker in street name for a beneficial owner are not voted with respect to a Proposal because the broker has not received voting instructions from the stockholder who beneficially owns the shares, and the broker lacks the authority to vote the shares at their discretion. As such, a broker may not vote your shares with respect to such Proposals, or any other non-discretionary matters, without your instructions. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters. We address the effect of broker non-votes on the outcome of the Proposals in further detail below.

Please submit your vote instruction form so your vote is counted.

What vote is required to approve the Proposals?

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed

Proposal 1 - Election of the Class I directors to the Board	Plurality of the votes cast	No

Proposal 2 - Ratification of the appointment of Barton CPA, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024	A majority of the shares present in person or represented by proxy and entitled to vote	Yes

Proposal 3 - Approval, on a non-binding advisory basis, of the compensation paid to our Named Executive Officers in fiscal year 2023 (referred to herein as the "Say-on-Pay Vote")	A majority of the shares present in person or represented by proxy and entitled to vote	No

Proposal 4 - Approval, on a non-binding advisory basis, of the frequency of the Say-on-Pay Vote (referred to herein as the "Say-on-Frequency Vote")	The choice of frequency that receives the highest number of votes will be considered the advisory vote of the stockholders	No

The vote on Proposals 1, 3 and 4 are a “non-routine” matters under applicable stock exchange rules, meaning that if you are the beneficial owner of shares of our common stock and do not instruct your broker how to vote with respect to such Proposals, your broker is not permitted to vote on such Proposals and your vote will be counted as broker non-votes. Because Proposal 2 is considered a routine matter, discretionary votes by brokers will be counted.

The election of the Class I directors contemplated by Proposal 1 requires the affirmative vote of the holders of a plurality of votes represented by the shares in attendance or represented by proxy at the Annual Meeting and entitled to vote thereon. As such, the Class I director nominees receiving the highest number of votes cast will be elected to our Board. Abstentions and broker non-votes will have no effect in determining the results of the voting on the Class I directors at the Annual Meeting.

Because each of Proposals 2 and 3 requires the affirmative approval of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the matter, broker non-votes will have no effect on the outcome of such Proposal and abstentions will have the same effect as a vote against such Proposal.

Because Proposal 4 requires that the choice of frequency receiving the highest number of votes cast, broker non-votes and abstentions will have no effect on the outcome of such Proposal.

How does our Board recommend that I vote?

Our Board recommends that you vote:

•	“FOR” Proposal 1—Election of the Class I director nominees named in Proposal 1 to the Board;

•	“FOR” Proposal 2—Ratification of the appointment of Barton CPA, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

•	“FOR” Proposal 3— Approval, on a non-binding advisory basis, of the compensation paid to our Named Executive Officers in fiscal year 2023; and

•	“FOR” Proposal 4— Approval, on a non-binding advisory basis, of the frequency of the Say-on-Pay Vote.

If I give a proxy, how will my shares be voted?

Proxies received by us before the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If you properly return your proxy but do not include voting instructions, the shares subject to your proxy will be voted in accordance with the recommendation of our Board on the matter presented in this Proxy Statement. Unsigned proxy cards will not be voted. If you vote in advance of the Annual Meeting by telephone or the Internet, you do not need to return your proxy card.

If the Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting, and you will be able to revoke your proxy until it is voted at the postponed or adjourned meeting.

What if other matters are voted on at the Annual Meeting?

With respect to any other matter that properly comes before the Annual Meeting, the Proxy Holders will vote the proxies in their discretion in accordance with the Proxy Holders' best judgment and in the manner the Proxy Holders believe to be in the best interest of EVT. For example, if you do not give instructions on your proxy card or by telephone or the Internet, and a nominee for director listed on the proxy card or the Notice, as applicable, withdraws before the election (which is not now anticipated), your shares will be voted by the Proxy Holders for any substitute nominee as may be nominated by our Board.

On the date we filed this Proxy Statement with the SEC, the Board did not know of any other matter to be brought before the Annual Meeting.

How will my shares be voted if I mark “abstain” on my proxy?

We will count a properly executed proxy marked “abstain” as present for purposes of determining whether a quorum is present, but the shares represented by that proxy will not be voted at the Annual Meeting for the Proposals so marked.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the instructions on the Notices to ensure that all your shares are voted.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K, which we will file with the SEC within four business days after the Annual Meeting.

Do I have dissenters’ rights with respect to any of the Proposals?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

Is my vote confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections of the Annual Meeting, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and our Board.

When are stockholder proposals due for the next Annual Meeting?

Under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any stockholder desiring to include a proposal in our proxy statement with respect to our 2025 Annual Meeting of Stockholders should arrange for such proposal to be delivered to us at our corporate headquarters no later than July 2, 2025 in order to be considered for inclusion in our proxy statement relating to such annual meeting; provided, however, that if the date of the 2025 Annual Meeting of Stockholders is more than 30 days before or after the anniversary of the Annual Meeting, notice by the stockholder must be delivered a reasonable time before the Company begins to print and send its proxy materials. Matters pertaining to such proposals, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act and the rules of the SEC. Although our Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to recommend votes against, stockholder proposals that we are not required to include under Rule 14a-8 under the Exchange Act.

In addition, pursuant to our amended and restated bylaws, any stockholder desiring to submit a proposal for action or nominate one or more persons for election as directors at our 2025 Annual Meeting of Stockholders pursuant to the advance notice provisions of our amended and restated bylaws must submit a notice of the proposal or nomination to us between July 15, 2025 and August 14, 2025, or else it will be considered untimely and ineligible to be properly brought before such annual meeting. In each case, the notice of the proposal or nomination must include certain information specified in our amended and restated bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of and agreements relating to our capital stock. In the event that our 2025 Annual Meeting of Stockholders is advanced by more than 30 days, or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the Annual Meeting, under our amended and restated bylaws, this notice must be provided not later than the close of business on the later of (i) the 90th day prior to the 2025 Annual Meeting of Stockholders or (ii) the 10th day following the date on which we publicly announce the date of the 2025 Annual Meeting of Stockholders.

In addition to satisfying the foregoing advance notice requirements under the amended and restated bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than our director nominees for the 2025 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 13, 2025. However, if the date of the 2025 Annual Meeting of Stockholders is more than 30 calendar days before or more than 30 calendar days after the anniversary date of the Annual Meeting, such information must be provided by the later of the 60th day prior to the 2025 Annual Meeting of Stockholders and the 10th day following the public announcement of the date of the 2025 Annual Meeting of Stockholders.

All such notices should be submitted in writing to our President at our corporate headquarters at Envirotech Vehicles, Inc., 1425 Ohlendorf Road, Osceola, Arkansas 72370.

Who is paying for this proxy solicitation?

We will bear the entire cost of solicitation of proxies from our stockholders. Copies of solicitation materials will be furnished to brokerage firms, banks, dealers and other similar organizations holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to the mailing of this Proxy Statement, the solicitation of proxies or votes may be supplemented by telephone, electronic communication, or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

How can I obtain additional information about EVT?

Copies of our 2023 Annual Report are available on our website at www.evtvusa.com and will be furnished without charge to stockholders upon written request. Exhibits to the 2023 Annual Report will be provided upon written request. All written requests should be mailed to the attention of our President at our principal executive offices located at 1425 Ohlendorf Road, Osceola, Arkansas 72370.

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including us, that file electronically with the SEC. The SEC’s website is located at http://www.sec.gov.

PROPOSAL 1:

ELECTION OF CLASS I DIRECTORS

Our Board currently consists of five directors divided into three classes, with each class holding office for a three-year term. Each director serves until such director’s successor is duly elected and qualified or such director’s earlier resignation, death or removal. Upon the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated Terri White Elk and Michael Di Pietro, our current Class I directors, for re-election at the Annual Meeting for a three-year term that will expire at the 2027 Annual Meeting of Stockholders.

Ms. White Elk and Mr. Di Pietro have consented to serve if re-elected. If either of them becomes unavailable to serve as a director, our Board may designate a substitute nominee. In that case, the Proxy Holders will vote for the substitute nominee designated by our Board. Our Board has no reason to believe that Ms. White Elk and Mr. Di Pietro will be unable to serve. There are no agreements or understandings pursuant to which Ms. White Elk and Mr. Di Pietro or any of our directors was selected to serve as a director.

All of our directors are expected to attend the Annual Meeting.

INFORMATION ABOUT THE DIRECTOR NOMINEES

The following provides information regarding our director nominees, his or her age, the year in which he or she became a director, his or her principal occupation or employment during the past five years, directorships held with other public companies at any time during the past five years and other biographical data. Included in the biography of our nominees is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that the nominees should serve as one of our directors.

Name	Age	Position
Terri White Elk (1)(2)(3)	54	Class I
Michael Di Pietro (1)(2)(3)	69	Class I
(1) Member of our Audit Committee
(2) Member of our Compensation Committee
(3) Member of our Nominating and Corporate Governance Committee

Terri White Elk, Director

Terri White Elk has served as a director since March 2021. Ms. White Elk is a member of the Real Estate Investment Sales team at Keller Williams Realty SW in Las Vegas, Nevada, a position she has held since July 2003. Ms. White Elk also served as Operations Manager of Innovative Real Estate Strategies, a real estate and investment firm based in Las Vegas, Nevada, from July 2009 until May 2018, and was a Sales Executive at Legacy Partners Inc., a real estate development firm, from March 2005 until September 2008. Ms. White Elk received a Bachelor of Arts degree in Political Science from Arizona State University. We believe that Ms. White Elk is qualified to serve as a director due to her previous executive-level experience and extensive experience in the real estate industry.

Michael Di Pietro, Director

Michael Di Pietro has served as a director since March 2021. Mr. Di Pietro is the President of Michael DiPietro, CPA, Inc., a full-service public accounting firm he founded in 1991. Since July 2018, Mr. Di Pietro has served on the board of directors of Cathedral High School, a private, college preparatory Catholic all-boys school located in Los Angeles, California, where he is currently the chair of the finance committee. Mr. Di Pietro also previously served as a Director of Chino Commercial Bank, a community bank located in Chino, California, from April 2012 until April 2019. Mr. Di Pietro holds a Bachelor of Arts degree in Accounting from the University of South Florida, a Master of Arts in Accounting from the University of Notre Dame, and a Master of Divinity and Biblical Studies from Fuller Theological Seminary. We believe that Mr. Di Pietro is qualified to serve as a director due to his financial and accounting expertise and his executive-level experience, as well as his previous experience serving as a director and audit committee chairperson for other organizations.

Vote Required

The re-election of the Class I directors requires the affirmative vote of the holders of a plurality of votes represented by the shares in attendance or represented by proxy at the Annual Meeting and entitled to vote on this Proposal. As such, the Class I director nominees receiving the highest number of affirmative votes of the vote cast will be elected. Abstentions and broker non-votes will have no effect in determining the results of the voting on the Class I directors at the Annual Meeting.

Proxies received in response to this solicitation will be voted “FOR” the re-election of Ms. White Elk and Mr. Di Pietro to our Board unless otherwise specified in the proxy.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF THE CLASS I DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

CONTINUING DIRECTORS

The following provides information regarding each of our continuing directors, his or her age, the year in which each he or she became a director, his or her principal occupation or employment during the past five years, directorships held with other public companies at any time during the past five years, and other biographical data. Included in the biography of each director is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that such individual should serve as one of our directors.

Name	Age	Class

Phillip W. Oldridge	63	Class III
Melissa Barcellos (1)(2)(3)	39	Class II
Brock J. Pierce	44	Class II

(1)	Member of our Audit Committee.
(2)	Member of our Compensation Committee.
(3)	Member of our Nominating and Corporate Governance Committee.

Phillip W. Oldridge, Chief Executive Officer, Chairman of the Board, and Director

Phillip W. Oldridge has served as our Chief Executive Officer since September 2020 and as our Chairman of the Board and a director since March 2021. Prior to joining us, Mr. Oldridge was the founder and the Chief Executive Officer of GreenPower Motor Company, Inc., a publicly traded designer and manufacturer of passenger transit and shuttle buses, from November 2011 until June 2019, where he also served as a member of the board of directors from December 2012 until June 2019. From November 2006 until January 2010, Mr. Oldridge served as the Chief Executive Officer of Bus and Coach International, a manufacturer of buses and coaches. Before that, Mr. Oldridge was the Chief Executive Officer of Nevada Charter Inc., a bus and coach charter company, from October 1994 until December 2001. Mr. Oldridge holds an M.B.A. from Richmond, the American University in London, from which he also received a Bachelor of Science degree. We believe that Mr. Oldridge is qualified to serve as a director due to his serving as our Chief Executive Officer and the previous executive-level positions he has held with other companies, as well as his extensive experience in the transportation sector, in particular as an operator and manufacturer in the private motor coach and in the electric vehicle industry.

Melissa Barcellos

Melissa Barcellos has served as a director since March 2021. Ms. Barcellos is the Regional Business Opportunity Manager with Artemis Gold Inc., Vancouver, British Columbia Canada, a position she has held since February 2022. She has also served as Principal and Benefit Auctioneer of Melissa Lynn Auctions in Prince George, British Columbia since May 2011. Previously, Ms. Barcellos was the Manager of Economic Development of the City of Prince George, British Columbia from September 2015 until February 2022. From February 2013 through September 2015, Ms. Barcellos was an Economic Development Officer of Initiatives for the City of Prince George. Ms. Barcellos received a Bachelor of Commerce in Marketing and General Business from the University of Northern British Columbia, a Post Graduate Certificate in Economic Development from the University of Waterloo and is completing a Post Graduate Certificate in Real Property Valuation from the Sauder School of Business of the University of British Columbia. We believe that Ms. Barcellos is qualified to serve as a director due to her business expertise and her experience serving on the boards of directors of other organizations.

Brock Pierce

Brock J. Pierce has served as a director since August 2024. Mr. Pierce has served as Chairman of Bitcoin Foundation since June 2014 and Chairman of Integro Foundation since December 2017. He is the co-founder of Block.one, Blockchain Capital, Tether, Mastercoin, and Lighthouse NFT Smart Gallery, the first physical NFT smart gallery. Mr. Pierce has served as General Partner of SpaceFund since August 2021, Managing Member of Percival Services LLC since January 2019, and Managing Partner of Unicorn Ventures since January 2016. Mr. Pierce has also served as a director of Bit Digital, Inc. (Nasdaq: BTBT) since May 2021. Mr. Pierce has co-founded, advised, and funded over 100 companies, primarily focused on technological innovation and blockchain technologies. We believe that Mr. Pierce is qualified to serve as a director due to his capital-raising experience, extensive network, and public company board experience.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024

The Audit Committee annually evaluates the performance of our independent registered public accounting firm and determines whether to re-engage the current independent auditor or consider other audit firms. This year the Audit Committee has approved the retention of Barton CPA, PLLC as our independent registered public accounting firm for the year ending December 31, 2024.

Ratification of our independent registered public accounting firm is not required by our amended and restated bylaws or otherwise. However, we are submitting the selection of Barton CPA, PLLC to our stockholders for ratification as a matter of good corporate practice and because we value the views of our stockholders.

The Audit Committee considers Barton CPA, PLLC to be well qualified. In the absence of contrary specification, the Proxy Holders will vote proxies received in response to this solicitation in favor of ratification of the appointment. In the event that stockholders fail to ratify the appointment of Barton CPA, PLLC, the Audit Committee will reconsider the appointment of Barton CPA, PLLC. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interest of our stockholders.

Representatives of Barton CPA, PLLC are not expected to be present at the Annual Meeting and we do not expect that they will be available to respond to appropriate questions. We have provided Barton CPA, PLLC with an opportunity to make a statement if they desire to do so, although they have declined to make such a statement at the Annual Meeting.

Vote Required

The ratification of the appointment of Barton CPA, PLLC as our independent registered public accounting firm for the year ending December 31, 2024 requires the affirmative vote of a majority of shares of our common stock represented in person or by proxy at the Annual Meeting and entitled to vote on this Proposal. Abstentions will have the same effect as a vote against this Proposal. Because the ratification of the appointment of Barton CPA, PLLC as our independent registered public accounting firm for the year ending December 31, 2024 is a “routine” matter, broker non-votes will not occur with respect to this Proposal.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BARTON CPA, PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024.

CORPORATE GOVERNANCE

Currently, the number of directors currently authorized to serve on our Board is five. The authorized number of directors may be changed only by resolution of our Board. Our amended and restated certificate of incorporation provides that our Board is divided into three classes, with each class holding office for a three-year term. This classification of our Board may have the effect of delaying or preventing changes in control of our company or management. Each director serves until such director’s successor is duly elected and qualified or such director’s earlier resignation, death or removal. Our Board is responsible for our business and affairs and considers various matters that require its approval.

Director Independence

Our Board has undertaken a review of the independence of each director. For purposes of determining director independence, we have applied the definitions set out in Nasdaq Stock Market LLC (“Nasdaq”) Rule 5605(a)(2). Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Mr. Di Pietro, Ms. Barcellos, Ms. White Elk, and Mr. Pierce do not have a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or responsibilities and that each of these directors is an “independent director” as that term is defined under the Nasdaq Rule 5605(a)(2).

Family Relationships

There is no family relationship between any director, executive officer or person nominated to become a director or executive officer of our Company.

Meetings of Our Board

During the fiscal year ended December 31, 2023, our Board met four times. Each incumbent director serving during the fiscal year ended December 31, 2023, attended at least 75% of the aggregate of all meetings of our Board and applicable committee meetings during the period that he or she served as a director.

We make every effort to schedule our annual meeting of stockholders at a time and date to maximize attendance by directors, taking into account our directors’ schedules. All directors are strongly encouraged to make every effort to attend our annual meeting of stockholders, absent an unavoidable and irreconcilable conflict. All of our directors attended our 2023 Annual Meeting of Stockholders.

Board Diversity

The following table summarizes certain self-identified characteristics of our directors, in accordance with Nasdaq Rules 5605(f) and 5606. Each term used in the table has the meaning given to it in the rule and related instructions.

Envirotech Vehicles, Inc. Board Diversity Matrix as of October 26, 2024
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	3	—	—
Part II: Demographic Information
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1
Did Not Disclose Demographic Background	—

Information Regarding Committees of Our Board

Our Board has established three standing committees, an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which operates under a charter that has been approved by our Board. We intend to appoint persons to our Board and its committees as required from time to time to satisfy the corporate governance requirements under the Nasdaq listing rules.

Audit Committee

Our Audit Committee currently consists of Mr. Di Pietro (Chairperson), Ms. Barcellos and Ms. White Elk. The Audit Committee operates under a written charter, which is available on our website at www.evtvusa.com. In addition to meeting the independence requirements generally applicable to directors, our Board has determined that each of Mr. Di Pietro, Ms. Barcellos and Ms. White Elk also satisfy the independence requirements of Nasdaq Rule 5605(c)(2) and Rule 10A-3 under the Exchange Act. Our Board further has affirmatively determined that Mr. Di Pietro is an “audit committee financial expert” as defined by the regulations promulgated by the SEC and within the meaning of the Nasdaq listing rules.

Our Audit Committee is responsible for, among other things:

•	appointing, compensating, retaining and overseeing our independent registered public accounting firm;

•	approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•	reviewing, with our independent registered public accounting firm, all critical accounting policies and procedures;

•	reviewing with management the adequacy and effectiveness of our internal control structure and procedures for financial reports;

•

reviewing and discussing with management and our independent registered public accounting firm our annual audited financial statements and any certification, report, opinion or review rendered by our independent registered public accounting firm;

•	reviewing and investigating conduct alleged to be in violation of our code of business conduct and ethics;

•	reviewing and approving related party transactions;

•	preparing the Audit Committee report required in our annual proxy statement; and

•	reviewing and evaluating, at least annually, its own performance and the adequacy of the committee charter.

The Audit Committee met as a committee seven times during the fiscal year ended December 31, 2023.

Compensation Committee

Our Compensation Committee currently consists of Mr. Di Pietro, Ms. Barcellos and Ms. White Elk (Chairperson). The Compensation Committee operates under a written charter, which is available on our website at www.evtvusa.com. In addition to meeting the independence requirements generally applicable to directors, our Board has determined that each of Mr. Di Pietro Ms. Barcellos and Ms. White Elk also satisfy the independence requirements of Nasdaq Rule 5605(d)(2).

Our Compensation Committee assists our Board in the discharge of its responsibilities relating to the compensation of our executive officers and is responsible for, among other things:

•	reviewing and approving corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers;

•	reviewing and approving the following compensation for our Chief Executive Officer and our other executive officers: salaries, bonuses, incentive compensation, equity awards, benefits and perquisites;

•	recommending the establishment and terms of our incentive compensation plans and equity compensation plans, and administering such plans;

•	recommending compensation programs for directors;

•	preparing disclosures regarding executive compensation and any related reports required by the rules of the SEC;

•	making and approving grants of options and other equity awards to all executive officers, directors and all other eligible individuals; and

•	reviewing and evaluating, at least annually, its own performance and the adequacy of the committee charter.

In carrying out these responsibilities, the Compensation Committee will review all components of executive compensation for consistency with our compensation philosophy and with the interests of our stockholders. The Compensation Committee met as a committee eight times during the fiscal year ended December 31, 2023.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of Ms. Barcellos (Chairperson), Ms. White Elk and Mr. Di Pietro, each of whom satisfy the independence requirements generally applicable to directors, as required by Nasdaq listing rules. The Nominating and Corporate Governance Committee operates under a written charter, which is available on our website at www.evtvusa.com.

Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	determining criteria for selecting new directors, including desired skills, experience and attributes, and identifying and actively seeking individuals qualified to become directors;

•	evaluating and selecting, or recommending to our Board, nominees for each election of directors;

•	considering any nominations of director candidates validly made by our stockholders;

•	reviewing and making recommendations to our Board concerning qualifications, appointment and removal of committee members;

•

developing, recommending for approval by our Board, and reviewing on an ongoing basis the adequacy of, our corporate governance principles, including director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, management succession and annual performance evaluation of our Board and its committees;

•	assisting our Board in developing criteria for the evaluation of the performance of our Board and its committees;

•	if requested by our Board, assisting it in its evaluation of the performance of our Board and each of its committees; and

•	reviewing and reassessing the adequacy of its charter.

The Nominating and Corporate Governance Committee identifies potential director candidates through a variety of sources, including recommendations made by members of our board of directors and members of our executive management. When appropriate, the Nominating and Corporate Governance Committee may retain a search firm to identify director candidates.

In evaluating potential director candidates, the Nominating and Corporate Governance Committee may take into consideration such factors and criteria as it deems appropriate in evaluating a candidate, including:

•	his or her knowledge, expertise, skills, integrity, diversity, judgment, business, leadership or other experience;

•	his or her reputation in the business community;

•	the interplay of the candidate’s experience with the experience of other members of our Board;

•	the availability of such candidate to perform all responsibilities that will be expected of them as a member of our board and any committees; and

•	the extent to which the candidate would be a desirable addition to our Board and any committees.

The Nominating and Corporate Governance Committee reviews and assesses at least annually the skills and characteristics of the members of our board of directors, as well as the composition of our board of directors as a whole. The Nominating and Corporate Governance Committee’s assessment includes a review of our directors’ respective independence qualifications, skills and experience in the context of the needs of our board of directors. Additionally, the Nominating and Corporate Governance Committee considers diversity of experience at policy-making levels in business and technology, and in areas that are relevant to our activities. While we do not have a specific policy regarding diversity, when considering the nomination of directors, the Nominating and Corporate Governance Committee considers the diversity of its directors and nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors.

In assessing the composition of our board of directors, the Nominating and Corporate Governance Committee considers the current and anticipated needs of our board of directors, and seeks to maintain an appropriate balance of different business backgrounds, skills and expertise based on the nature and requirements of our business. In evaluating potential director candidates, the Nominating and Corporate Governance Committee considers all relevant information regarding such candidates, including the membership criteria stated above, and whether such candidates would meet the Nominating and Corporate Governance Committee’s objectives for the overall composition of our board of directors, as well as the candidates’ ability and willingness to devote adequate time to the related responsibilities. When appropriate, the Nominating and Corporate Governance Committee will recommend qualified candidates for nomination by our entire board of directors. The Nominating and Corporate Governance met as a committee two times during the fiscal year ended December 31, 2023.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics, which outlines the principles of legal and ethical business conduct under which we do business. The code is applicable to all of our directors, officers and employees and is available on our website at www.evtvusa.com. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act, to the extent required by applicable rules and exchange requirements.

Board Leadership Structure and Board’s Role in Risk Oversight

The Chairman of our Board is Phillip W. Oldridge. The Chairman has authority, among other things, to preside over meetings of our Board and set the agenda for meetings of our Board. Accordingly, the Chairman has substantial ability to shape the work of our Board. Because of the addition of the independent members of our Board, we currently believe that separation of the roles of Chairman and Chief Executive Officer is not necessary to ensure appropriate oversight by our Board of our business and affairs. However, no single leadership model is right for all companies and at all times. Our Board recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, our Board may periodically review its leadership structure. In addition, our Board will hold executive sessions in which only independent directors are present.

Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities and, either as a whole or through its committees, regularly liaises with management to assess and manage our major risk exposures, the potential impact of such risks on our business and the steps we should take to mitigate or manage such risks. Our Board’s risk oversight process complements and supplements management’s risk assessment and mitigation processes, which include reviews of strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls. The risk oversight process also includes receiving reports from committees of our Board and members of senior management to enable our Board to understand our risk identification, management and mitigation strategies with respect to areas of potential material risk.

Our principal sources of risk fall into two categories: (1) financial and (2) product commercialization. The Audit Committee oversees management of financial risks and communications with our independent registered public accounting firm regarding our risk exposures and the actions management has taken to limit, monitor or control such exposures, and our Board regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. Our Board also regularly reviews plans, results and potential risks related to our product development and commercialization efforts. Our Compensation Committee is expected to oversee risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on us. Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board, corporate disclosure practices and potential conflicts of interest. While each of our committees is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed about such risks and matters involving significant risk are considered by our Board as a whole.

Officer and Director Hedging

Our Board has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers and directors, or their affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. For the year ended December 31, 2023, there were no such hedging transactions by any of our officers and directors or their affiliates, or any of their designees.

Stockholder Communications with our Board

Stockholders wishing to communicate with our Board or with one of our directors concerning our Company may do so by writing to our Board or to the particular member of our Board and mailing the correspondence to the attention of our Board or such individual director, c/o President, 1425 Ohlendorf Road, Osceola, Arkansas 72370, or by email to stockholdercommunications@evtvusa.com. We will maintain a log of such communications and will transmit as soon as practicable such communications to our Chairman of our Board, although communications that are abusive, in bad taste or that present safety or security concerns may be managed differently, as determined by the President, in consultation with our Chairman, as appropriate. Correspondence relating to accounting, internal controls or auditing matters will be managed in accordance with procedures established by the Audit Committee with respect to such matters.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board is composed solely of non-employee directors who satisfy the current Nasdaq listing rules with respect to independence, financial expertise and experience. The Audit Committee operates under a written charter, which is available on our website at www.evtvusa.com. The primary responsibility of the Audit Committee is to oversee our accounting and financial reporting processes, the integrity of the financial reports and other financial information and the audits of our financial statements.

The following is the report of the Company’s Audit Committee with respect to its audited financial statements for the fiscal year ended December 31, 2023.

Review with Management

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements.

Review and Discussions with Independent Auditors

The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee also received the written disclosures and the letter from the independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence; and has discussed with the independent auditors their independence. The Audit Committee also concluded that the independent auditors’ provision of audit and non-audit services to the Company and its subsidiaries, as described in this Proxy Statement, was compatible with the independent auditors’ independence.

Conclusion

Based upon the review and discussions referred to above, the Audit Committee recommended to our Board that the Company’s audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

Respectfully submitted,

Michael Di Pietro, Chairman of the Audit Committee

Melissa Barcellos

Terri White Elk

EXECUTIVE COMPENSATION

Overview

We have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. The following tables and accompanying narrative disclosure set forth information about the compensation provided to certain of our executive officers during the years ended December 31, 2023 and 2022. These executive officers, who include our current principal executive officer and the two most highly- compensated executive officers (other than our principal executive officer), for the year ended December 31, 2023, were:

•	Phillip W. Oldridge, our Chief Executive Officer;

•	Susan M. Emry, our former Executive Vice President and Corporate Secretary; and

•	Douglas M. Campoli, our former Chief Financial Officer.

We refer to these individuals in this section as our “Named Executive Officers.”

Summary Compensation Table

The following table presents summary information regarding the total compensation that was awarded to, earned by or paid to our Named Executive Officers for services rendered during the years ended December 31, 2023 and 2022:

				Option	All Other
		Salary	Bonus	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)	($)
Phillip W. Oldridge	2023	300,000	—	322,073	18,000(3)	640,073
Chief Executive Officer	2022	300,000	—	947,321	18,000(3)	1,265,321

Susan M. Emry(4)	2023	200,006	—	144,605	—	344,611
Former Executive Vice President and Corporate Secretary	2022	200,006	—	667,318	—	867,324

Doug Campoli(2)	2023	197,917	10,000	21,167	—	229,084
Former Chief Financial Officer

(1)

The amounts shown in this column represent the aggregate grant date fair value of option awards granted in the year computed in accordance with FASB ASC Topic 718. The grant date fair values have been determined based on the assumptions and methodologies set forth in Note 9 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on March 28, 2024. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that may be recognized by our Named Executive Officers.

(2)

Mr. Campoli was appointed as Chief Financial Officer on April 17, 2023. The reported salary represents the amount paid to Mr. Campoli from his hire date of April 17, 2023 through December 31, 2023. The bonus represents the sign-on bonus paid to Mr. Campoli upon his commencement of employment. Mr. Campoli's employment with the Company terminated on February 23, 2024. The reported amount of $21,167 of the option awards represent the vested and unvested accounting value during Mr. Campoli's term of employment.

(3)	All other compensation for Mr. Oldridge represents the value of a $1,500 monthly auto allowance paid per the terms of his employment agreement.
(4)

Ms. Emry resigned from her position as Executive Vice President and Corporate Secretary of the Company effective as of October 9, 2024.Ms. Emry served as Interim Chief Financial Officer of the Company from February 24, 2023, through April 17, 2023. She did not receive additional compensation for her service in this capacity.

Outstanding Equity Awards at 2023 Fiscal Year-End

The following table sets forth information regarding outstanding stock options held by our Named Executive Officers as of December 31, 2023. Our Named Executive Officers did not hold any restricted stock or other awards as of December 31, 2023:

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised		Option
	Options	Options		Exercise	Option
	(#)	(#)		Price	Expiration
Name	Exercisable	Unexercisable		($)	Date
Phillip W. Oldridge	250,000	—		9.00	1/7/2031
Chief Executive Officer	150,000	—		2.00	1/7/2032
	50,000	—		2.40	1/7/2032
	174,257	—		2.10	7/11/2033

Susan M. Emry	100,000	—		2.00	1/7/2032
Former Executive Vice President and Corporate Secretary	40,893	—		2.40	1/7/2032
	78,238	—		2.10	7/11/2033

Douglas M. Campoli	2,222	7,778	(1)	2.65	1/31/2032
Former Chief Financial Officer

(1)

The options were granted to Mr. Campoli on April 17, 2023, and vest ratably at 1/36th per month over three years from the grant date. All other options in this table were fully vested as of December 31, 2023.

Narrative Disclosure to Summary Compensation Table

Compensation Arrangements with Named Executive Officers

Phillip W. Oldridge

Mr. Oldridge is our Chief Executive Officer and a member of our board of directors. We entered into an employment agreement with Mr. Oldridge, dated as of December 31, 2021 (the “Oldridge Agreement”). Under the Oldridge Agreement, Mr. Oldridge will also receive an amount equal to five percent of the net income of the Company on an annual basis and will be eligible for a bonus at the sole discretion of our Board. Mr. Oldridge’s employment shall continue until terminated in accordance with the Oldridge Agreement. If Mr. Oldridge is terminated without cause or if he terminates his employment for good reason, Mr. Oldridge will be entitled to receive (i) one-year of base salary, (ii) reimbursement of reimbursable expenses in accordance with the Oldridge Agreement, (iii) any bonus that would have been payable within the twelve months following the date of termination, and (iv) the value of any accrued and unused paid time off as of the date of termination. On July 11, 2023, under the 2017 Equity Incentive Plan (the “2017 Plan”), we granted Mr. Oldridge options to purchase 174,257 shares of our common stock at an exercise price of $2.10 per share, with an accounting value of $322,073. The options granted on July 11, 2023 vested immediately and expire on the tenth anniversary of the grant date.

Susan M. Emry

Ms. Emry served as our Executive Vice President and Corporate Secretary from December 1, 2021 until her resignation effective as of October 15, 2024 and served as our Interim Chief Financial Officer upon the effectiveness of Mr. Rodich’s resignation until Mr. Campoli’s appointment as our Chief Financial Officer effective April 17, 2023. She was appointed as a member of our board of directors on January 7, 2022. We entered into an employment agreement, dated as of December 31, 2021 (the “Emry Agreement”) with Ms. Emry, whose base salary was increased to $200,000 per year effective on January 1, 2022. If Ms. Emry was terminated without cause or if she had terminated her employment for good reason, Ms. Emry would have been entitled to receive (i) one-year of base salary, (ii) reimbursement of reimbursable expenses in accordance with the Emry Agreement, and (iii) the value of any accrued and unused paid time off as of the date of termination. On July 11, 2023, under the 2017 Plan, we granted Ms. Emry options to purchase 78,238 shares of our common stock at an exercise price of $2.10 per share, with an accounting value of $144,605. The options granted on July 11, 2023 vested immediately and expire on the tenth anniversary of the grant date.

Douglas M. Campoli

Mr. Campoli was appointed as our Chief Financial Officer on April 17, 2023 and resigned from this position effective February 23, 2024. The Company entered into an offer letter with Mr. Campoli, pursuant to which Mr. Campoli received an annual base salary of $250,000, payable in semi-monthly installments consistent with the Company’s payroll practices. Under the offer letter, Mr. Campoli would also receive stock options to purchase 10,000 shares of the Company’s common stock at an exercise price of $2.65 and with total accounting value of $21,167, vesting over three years, subject to his continued service through the applicable vesting date.

Severance and Change in Control Payments and Benefits

Our Named Executive Officers are not entitled to any severance or change in control payments or benefits, other than as provided in the section entitled “Compensation Arrangements with Named Executive Officers” above and in award agreements that set forth the terms and conditions of the stock options granted to such individuals pursuant to the 2017 Plan. Each such award agreement provides that, in the event of a “transfer of control,” any unvested portion of such option may vest immediately, subject to the Compensation Committee deciding that. For such purposes, a “transfer of control” includes the direct or indirect sale or exchange by our stockholders of all or substantially all of our capital stock, (a) where our stockholders before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in our voting stock after such sale or exchange; (b) a merger in which we are not the surviving corporation; (c) a merger in which we are the surviving corporation and our stockholders before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the our voting stock after such merger; (d) the sale, exchange, or transfer of all or substantially all of our assets; or (e) our liquidation or dissolution.

Limitations of Liability; Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law authorizes a corporation’s board of directors to grant, and authorizes a court to award, indemnity to officers, directors and other corporate agents. As permitted by Delaware law, our amended and restated certificate of incorporation provides that, to the fullest extent permitted by Delaware law, no director will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director. Pursuant to Delaware law such protection would be not available for liability:

•	for any breach of a duty of loyalty to us or our stockholders;

•	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	for any transaction from which the director derived an improper personal benefit; or

•

for an act or omission for which the liability of a director is expressly provided by an applicable statute, including unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law.

Our amended and restated certificate of incorporation also provides that if Delaware law is amended after the approval by our stockholders of the amended and restated certificate of incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law.

Our amended and restated certificate of incorporation and Amended and Restated Bylaws further provide that we must indemnify our directors and officers to the fullest extent permitted by Delaware law. Our amended and restated bylaws also authorize us to indemnify any of our employees or agents and authorize us to secure insurance on behalf of any officer, director, employee or agent for any liability arising out of his or her action in that capacity, whether or not Delaware law would otherwise permit indemnification.

In addition, our Amended and Restated Bylaws provide that we are required to advance expenses to our directors and officers as incurred in connection with legal proceedings against them for which they may be indemnified and that the rights conferred in the Amended and Restated Bylaws are not exclusive.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and Amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought, and we are not aware of any threatened litigation that may result in material claims for indemnification. We believe that our indemnity agreements and our amended and restated certificate of incorporation and our amended and restated bylaws provisions are necessary to attract and retain qualified persons as directors and executive officers.

Indemnity Agreements

In addition to the indemnification required in our amended and restated certificate of incorporation and amended and restated bylaws, we have entered into indemnification agreements with each of our directors and executive officers. These agreements generally provide for the indemnification of such persons for all reasonable expenses and liabilities, including attorneys’ fees, judgments, penalties, fines and settlement amounts, incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were serving in such capacity, to the extent indemnifiable under the law. We believe that these charter and bylaw provisions and indemnity agreements are necessary to attract and retain qualified persons as directors and executive officers. Furthermore, as is typical, we have director and officer liability insurance to cover both us and our directors and officers for liabilities that may be incurred in connection with their services to us.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid to certain individuals by the Company and certain financial performance of the Company..

Required Tabular Disclosure

The following table discloses information on “compensation actually paid” to our principal executive officer (PEO) and, on average, to our other NEOs (non-PEO NEOs) during the specified years alongside total shareholder return (TSR).

Year	Summary Compensation Table for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on Company Total Shareholder Return(5)	Net Income (Loss) ($ in thousands)(6)
2023	640,073	640,079	197,856	198,551	30.22	(12,684)
2022	1,265,321	1,258,000	517,099	518,560	61.14	(43,804)
2021	2,085,581	2,250,000	68,000	68,000	47.33	(7,652)

(1)

The dollar amounts reported in this column are the amounts of total compensation reported for Phillip W. Oldridge as Chief Executive Officer for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table” in the applicable proxy statement.

(2)

The dollar amounts reported in this column represent the amount of “compensation actually paid” to Mr. Oldridge, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned or paid to Mr. Oldridge during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Oldridge total compensation for fiscal year 2023 to determine the compensation actually paid to Mr. Oldridge in fiscal 2023:

Year	Reported Summary Compensation Table Total for PEO(a)	Reported Summary Compensation Table Value of PEO Equity Awards(b)	Adjusted Value of Equity Awards(c)	Compensation Actually Paid to PEO
2023	640,073	(322,073)	322,079	640,079

(a)

This column represents the amount of total compensation reported for Mr. Oldridge for fiscal year 2023 in the “Total” column of the Summary Compensation Table. Please refer to the Summary Compensation Table in this Proxy Statement.

(b)

This column represents the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for Mr. Oldridge in fiscal year 2023. The amount in this column for fiscal year 2023 is replaced with the corresponding amount reported under the Adjusted Value of Equity Awards column in order to arrive at compensation actually paid to Mr. Oldridge in fiscal year 2023.

(c)	This column represents the adjustments made to the amounts in the “Option Awards” column in the Summary Compensation Table for Mr. Oldridge in fiscal year 2023. The equity award adjustments for fiscal year 2023 include the addition (or subtraction, as applicable) of the following:

(i)	the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;

•	2023 = 0

(ii)

the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;

•	2023 = 0

(iii)	for awards that are granted and vest in same applicable year, the fair value as of the vesting date;

•	2023 = $322,079

(iv)	for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value;

•	2023 = 0

(v)

for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and

•	2023 = 0

(vi)

the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year.

•	2023 = 0

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(3)

The dollar amounts reported in this column represent the average of the amounts reported for our named executive officers as a group (excluding Mr. Oldridge) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers included for purposes of calculating the average amounts in each applicable year are as follows:

•	2023: Susan M. Emry and Douglas M. Campoli
•	2022: Susan M. Emry and Christian Rodich
2021: Susan M. Emry

(4)

The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Mr. Oldridge), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Mr. Oldridge) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. Oldridge) for fiscal year 2023 to determine the compensation actually paid to the named executive officers as a group (excluding Mr. Oldridge) in fiscal year 2023, using the same methodology described above in Note (2)(c):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs(a)	Average Reported Summary Compensation Table Value of Non-PEO NEOs Equity Awards(b)	Average Non-PEO NEO Adjusted Value of Equity Awards(c)	Compensation Actually Paid to PEO
2023	225,731	76,054	49,770	640,079

(a)

This column represents the average of the amounts reported for the Company’s Named Executive Officers as a group (excluding Mr. Oldridge) for fiscal year 2023 in the “Total” column of the Summary Compensation Table. Please refer to the Summary Compensation Table in this Proxy Statement.

(b)

This column represents the average of the total of the amounts reported for the Company’s Named Executive Officers as a group (excluding Mr. Oldridge) in the “Option Awards” column in the Summary Compensation Table in fiscal year 2023. Please refer to the Summary Compensation Table in this Proxy Statement. The amount in this column for fiscal year 2023 is replaced with the corresponding amount reported under the Average Non-PEO NEO Adjusted Value of Equity Awards column in order to arrive at compensation actually paid to the Company’s Named Executive Officers as a group (excluding Mr. Oldridge) in fiscal year 2023.

(c)

This column represents the adjustments made to the average of the amounts reported for the Company’s Named Executive Officers as a group (excluding Mr. Oldridge) in the “Option Awards” column in the Summary Compensation Table in fiscal year 2023 using the same methodology described above in Note 2(c). For fiscal year 2023, the adjusted amount replaces the “Option Awards” column in the Summary Compensation Table for each NEO (excluding Mr. Oldridge) to arrive at “compensation actually paid” to each NEO (excluding Mr. Oldridge) for fiscal year 2023, which is then averaged to determine the average “compensation actually paid” to the NEOs (excluding Mr. Oldridge) for fiscal year 2023. The equity award adjustments for fiscal year 2023 include the addition (or subtraction, as applicable) of the following:

(i)	the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;

•	2023 = $16,463

(ii)

the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;

•	2023 = 0

(iii)	for awards that are granted and vest in same applicable year, the fair value as of the vesting date;

•	2023 = $49,770

(iv)	for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value;

•	2023 =0

(v)

for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and

•	2023 = 0

(vi)

the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year.

•	2023 = 0

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(5)

Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period (2021, 2021-2022, 2021-2023), assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period by our share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2023, 2022 or 2021.

(6)	The dollar amounts reported represent the net income (loss) reflected on our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Loss

We had net loss of $12,683,979, $43,804,160 and $7,652,100 in 2023, 2022 and 2021, respectively. However, our company has not historically looked to net income or loss as a performance measure for our executive compensation program. From 2021 to 2022, our net loss increased, and the compensation actually paid for our PEO decreased between 2021 and 2022. The compensation actually paid for our non-PEO NEOs increased between 2021 and 2022, as Mr. Rodich was not a non-PEO NEO in 2021, and therefore, his compensation is not accounted for in the compensation actually paid for our non-PEO NEOs for 2021. From 2022 to 2023, our net loss decreased, and the compensation actually paid to our PEO decreased between 2022 and 2023. The compensation paid for our non-PEO NEOs decreased between 2022 and 2023.

Compensation Actually Paid and Cumulative TSR

The compensation actually paid to our PEO, as computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $640,079, $1,258,000, and $2,250,000 for 2023, 2022, 2021, respectively. The average amount of compensation actually paid to the NEOs as a group (excluding the PEO), as computed in accordance with Item 402(v) of Regulation S-K, was $198,551, $518,650, and $68,000 for 2023, 2022 and 2021, respectively. The TSR of the Company, assuming an initial fixed $100 investment and computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $30.22, $61.14 and $47.33 for 2021-2023, 2021-2022 and 2021, respectively. The compensation actually paid to our PEO and the Company’s TSR performance decreased between 2021 and 2023. The average amount of compensation actually paid to the NEOs as a group (excluding the PEO) decreased between 2022 and 2023. The Company’s TSR performance also decreased between 2022 and 2023.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 3:

ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are asking our stockholders to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in the Executive Compensation section beginning on page [17], and the related compensation tables and narratives disclosed in such section. This Proposal, commonly known as a “Say-on-Pay Vote” gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific Named Executive Officer, but rather the overall compensation of all of our Named Executive Officers policies and practices described in this Proxy Statement.

In order for this Proposal 3 to be approved, a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the matter must vote “FOR” this Proposal. Broker discretionary voting of uninstructed shares is not permitted on this Proposal 3. Broker non-votes will have no effect on the outcome of this Proposal, and abstentions will have the same effect as a vote against this Proposal.

The Say-on-Pay Vote is advisory, and therefore is not binding on us, our Compensation Committee or our Board. The Say-on-Pay Vote will, however, provide information to us regarding investor sentiment about our executive compensation policies and practices, which the Compensation Committee will consider when determining executive compensation for the remainder of the current fiscal year and beyond.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the proxy statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the executive compensation overview, compensation tables and narrative discussion, and other related disclosure.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RESOLUTION SET FORTH IN PROPOSAL 3 ABOVE, ON AN ADVISORY BASIS.

PROPOSAL 4:

ADVISORY APPROVAL OF FREQUENCY OF SAY ON PAY VOTE

Section 14A of the Exchange Act provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory approval of the compensation of our Named Executive Officers as disclosed in accordance with the compensation disclosure rules of the SEC. By voting with respect to this Proposal 4, stockholders may indicate whether they would prefer that we conduct future advisory approval of the compensation of our Named Executive Officers once every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this Proposal.

Our Board has determined that an annual advisory approval of the compensation of our Named Executive Officers will allow our stockholders to provide timely, direct input on the Company’s executive compensation policies and practices as disclosed in the proxy statement each year. The Board believes that an annual vote is therefore consistent with the Company’s efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters.

The Company recognizes that the stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory approval of the compensation of our named executive officers.

This vote is advisory and not binding on the Company, our Board, or our Compensation Committee in any way. The Board and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory approvals of the compensation of our Named Executive Officers. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory approval of the compensation of our named executive officers more frequently than the frequency receiving the most votes cast by our stockholders. It is expected that the next Say-on-Pay frequency vote will occur at the 2030 Annual Meeting of Stockholders.

Stockholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years, or three years (or may abstain) when voting in response to the resolution set forth below.

“RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s proxy statement should be (i) every one year, (ii) every two years, or (iii) every three years.”

The choice of frequency that receives the highest number of “FOR” votes will be considered the advisory vote of the stockholders. Brokers will not be able to cast votes if clients do not provide voting instructions on this Proposal. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ON PROPOSAL 4 TO HOLD SAY-ON-PAY VOTES EVERY “1 YEAR”.

DIRECTOR COMPENSATION

Director Compensation Table for Year Ended December 31, 2023

Directors who are also our employees receive no additional compensation for their service as a director. During the year ended December 31, 2023, our directors who also served as employees were Mr. Oldridge, our Chief Executive Officer, and Ms. Emry, our former Executive Vice President and Corporate Secretary.

We have a formal policy pursuant to which our non-employee directors are eligible to receive annual cash retainers as compensation for service on our Board and committees of our Board. Through the end of 2023, the policy provides for annual compensation of $12,000, and reimbursement for all directors of reasonable expenses incurred during the course of their performance. Effective as of January 1, 2024, the base retainer will be $31,000 annual compensation paid quarterly. Additional annual compensation to be paid quarterly for the committee Chairpersons shall be:

●	Audit Committee Chair $12,300
●	Compensation Committee Chair $9,600
●	Nominating and Governance Committee Chair $8,000

The table below sets forth the compensation earned by each of our non-employee directors during the fiscal year ended December 31, 2023:

Name	Fees earned or paid in cash
Terri White Elk	12,000
Michael A. DiPietro	12,000
Melissa Barcellos	12,000
Bradley J. Dixon(1)	-

(1) Mr. Dixon resigned as a director on January 27, 2023 and received no compensation for his service as a director during the fiscal year ended December 31, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of October 16, 2024, for:

•	each person, or group of affiliated persons, known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and nominees for election to our Board;

•	each of our Named Executive Officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community property laws, we believe each person identified in the table has sole voting and investment power with respect to all shares of our common stock beneficially owned by them. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) and Section 13(g) of the Securities Act.

On June 28, 2022, we effected a 1-for-20 reverse stock split of our common stock with no change to authorized shares of common stock. All share information presented below and elsewhere in this Proxy Statement has been retroactively adjusted to reflect the stock split.

Applicable percentage ownership in the following table is based on 16,622,010 shares of our common stock outstanding as of October 16, 2024. Shares of our common stock subject to options, warrants or other convertible securities that are currently exercisable or exercisable within 60 days after October 16, 2024 are deemed to be outstanding and to be beneficially owned by the person or entity holding such option, warrant or convertible security for the purpose of computing the number and percentage ownership of outstanding shares of that person or entity. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity. Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner. Except as otherwise noted, the address of each person or entity in the following table is c/o Envirotech Vehicles, Inc., 1425 Ohlendorf Road, Osceola, Arkansas 72370.

Name of Beneficial Owner(1)	Number of Shares	Percent of
Directors and Executive Officers:
Phillip W. Oldridge(2)	2,046,187	11.3%
Susan M. Emry(3)	655,188	3.8%
Douglas M. Campoli(4)	2,778	*
Melissa Barcellos(5)	233,404	1.4%
Michael A. Di Pietro(6)	147,132	*
Terri White Elk(7)	138,302	*
Brock J. Pierce	-	*
All directors and executive officers as a group (8 persons)	2,542,854	13.7%
5% Stockholders:
Gerald Douglas Conrod(8)	3,073,043	18.5%

*	Represents beneficial ownership of less than 1%.

(1)	Unless otherwise indicated, all shares are owned directly by the beneficial owner.

(2)	Consists of (i) 22,000 shares of our common stock held of record by Phillip W. Oldridge, (ii) 486,609 shares owned indirectly through a family relationship and (iii) 1,537,578 shares of our common stock underlying options that are currently exercisable or exercisable within 60 days after October 16, 2024.

(3)	Consists of (i) 105,000 shares of our common stock held of record by Susan M. Emry and (ii) 550,188 shares of our common stock underlying options that are currently exercisable or exercisable within 60 days after October 16, 2024.

(4)	Includes 2,778 shares of our common stock underlying options that are currently exercisable or exercisable within 60 days after October 16, 2024.

(5)	Represents (i) 94,293 shares of our common stock held of record by Provident Trust Group FBO Cornelia P. Doherty ROTH IRA, over which Ms. Barcellos has voting and investment control pursuant to a Voting Trust Agreement dated March 20, 2017, (ii) 809 shares of our common stock held of record by Melissa Barcellos and (iii) 138,302 shares of our common stock underlying options that are currently exercisable or exercisable within 60 days after October16, 2024.

(6)	Consists of (i) 8,830 shares of our common stock held of record by Michael A. Di Pietro and (ii) 138,302 shares of our common stock underlying options that are currently exercisable or exercisable within 60 days after October 16, 2024.

(7)	Consists of 138,302 shares of our common stock underlying options that are currently exercisable or exercisable within 60 days after October 16, 2024.

(8)	The information reported is based in part on, and in reliance upon, and without independent investigation of, information provided by Gerald Douglas Conrod in a Schedule 13G filed with the SEC on March 26, 2021. As reported in such Schedule 13G, Gerald Douglas Conrod is the beneficial owner of 1,088,192 shares of our common stock and has sole voting and dispositive power over such shares. Mr. Conrod serves as co-trustee of 162315 Family Trust and, in such capacity, shares voting and dispositive power over the 598,550 shares held of record by the trust. Mr. Conrod disclaims beneficial ownership of the shares held by the trust. In addition to the information reported in such Schedule 13G, the information set forth above includes: (i) 505,081 shares of our common stock as a result of a conversion of a convertible note issued during the first quarter of 2024, (ii) 800,000 detachable options to purchase our common stock that were issued in conjunction with a convertible note, and (iii) an additional 81,250 shares of common stock underlying warrants issued to 162315 Family Trust at the second closing of our private investment in public equity, or PIPE, financing consummated on May 7, 2021, pursuant to that certain Securities Purchase Agreement, dated as of December 24, 2020, that are exercisable. The address of Gerald Douglas Conrod is 1961 Douglas Street, Victoria, British Columbia, V8T 4K7, Canada

Change in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our Company.

Legal Proceedings

To our knowledge, none of our directors, officers or affiliates, or any 5% or greater stockholder, or any associate of any such directors, officers or affiliates, is a party that is adverse to us in any material legal proceeding.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of Section 16(a) reports furnished to us and a review of the stockholders register, during the fiscal year ended December 31, 2022, our officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements for our directors and Named Executive Officers, which are described in the section titled “Executive Compensation,” below we describe transactions since January 1, 2022 to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000 or one percent of the average of the Company's total assets at year end for the last two completed fiscal years; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

The Company has entered into lease agreements with SRI Professional Services, Incorporated (“SRI”), pursuant to which the Company leases equipment used in connection with the operation of its business (the “SRI Equipment Leases”). Phillip W. Oldridge, the Company’s Chief Executive Officer and Chairman of the Board, and a member of its board of directors, serves as an executive officer and a member of the board of directors of SRI. The SRI Equipment Leases provide for the leasing of two vehicles that commenced on January 1, 2020 and the combined rent under such leases is $3,880 per month, and a separate SRI Equipment Lease provides for a trailer lease that commenced on December 1, 2019, under which the rent is $3,891 per month. The total monthly payment obligation of the Company under the SRI Equipment Leases is $7,771.

The Company entered into a cancelable month-to-month lease with SRI (the “SRI Office Lease”), pursuant to which the Company has leased office and warehouse space in the Porterville, California area for a term that commenced January 1, 2020. The monthly rent under the SRI Office Lease is $2,730.

During the second quarter of 2023, the Company purchased a vehicle from Phillip W. Oldridge for $45,216, which remains unpaid as of December 31, 2023.

The Company has also entered into a commercial lease agreement (the “ABCI Office Lease”) with Alpha Bravo Charlie, Inc. (“ABCI”) that commenced on April 1, 2020, for the lease of office space in Porterville, California. Mr. Oldridge is a director of ABCI. The Company paid $68,400 related to the ABCI Office Lease during the year ended December 31, 2023, and $33,600 during the year ended December 31, 2022.

Effective March 31, 2023, the Company entered into a term sheet with Maddox Defense, Inc. (“Maddox Defense”) regarding a potential business combination transaction, pursuant to which the Company would acquire a majority of the outstanding capital stock of Maddox Defense in exchange for shares of the Company’s common stock in an aggregate amount of $102,500,000 and a promissory note in the principal amount of $11,388,890. Jason Maddox, the President of the Company, is the Chief Executive Officer of Maddox Defense and owns, beneficially and of record, all of the outstanding shares of capital stock of Maddox Defense, and Elgin Tracy is the Chief Operating Officer of Maddox Defense. Maddox Defense and the Company have not entered into a definitive agreement for this transaction.

The Company also paid 42Motorsports LTD $150,000 for engineering consulting services, the owner of which is a sibling of the Company's Chief Executive Officer and Chairman of the Board.

The following table summarizes the payments made by the Company related to these related party transactions for the years ending December 31, 2023 and 2022:

	Year Ended December 31,
	2023	2022
SRI Equipment Leases	$93,247	$93,247
SRI Office Lease	13,650	26,390
Total SRI	106,897	119,637
Vehicles purchased from Phillip W. Oldridge	45,216	—
ABCI Office leases	68,400	33,600
42Motorsports LTD	150,000	87,500
Total	$370,513	$240,737

Policies and Procedures for Related Person Transactions

All future transactions, if any, between us and our officers, directors and principal stockholders and their affiliates, as well as any transactions between us and any entity with which our officers, directors or principal stockholders are affiliated will be reviewed and approved or ratified in accordance with policies and procedures adopted by our board of directors. Such policies and procedures require that related person transactions be reviewed and approved by the Audit Committee or our board of directors or otherwise in accordance with the then applicable SEC rules and regulations governing the approval of such transactions. The Audit Committee and the board of directors have adopted policies and procedures for review of, and standards for approval of related party transactions.

All future affiliated transactions will be made or entered into on terms that are no less favorable to us than those that can be obtained from any unaffiliated third party. Our Audit Committee, comprised of three independent, disinterested members of our board of directors will approve future affiliated transactions, and we will maintain a majority of independent directors on our board of directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDIT FEES

MaloneBailey, LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2022 until their resignation on August 8, 2023, and replacement by Barton CPA, PLLC on August 10, 2023. Barton CPA, PLLC has served as our independent registered public accounting firm since then.

During the Company’s fiscal years ended December 31, 2022 and 2021 and through August 8, 2023, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey, LLP, would have caused MaloneBailey, LLP to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such years.. MaloneBailey, LLP’s report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2021 did not contain any adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. As previously disclosed in the Notification of Late Filing on Form 12b-25 filed with the SEC on March 29, 2023, the Company was unable to file, without unreasonable effort and expense, its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 because it needed additional time to complete its final review of its financial statements and other disclosures in the Form 10-K. MaloneBailey, LLP did not complete its audit procedures for the Form 10-K for the fiscal year ended December 31, 2022 and did not provide any report on the financial statements for the fiscal year ended December 31, 2022. As previously disclosed in the Company’s Current Report on Form 8-K filed on April 4, 2023, the Company identified accounting errors in its previously filed Quarterly Reports during the year ended December 31, 2022. As a result of this determination, the Audit Committee engaged legal counsel to conduct a review of the events leading to these accounting errors, which review was completed in July of 2023. The review noted while there were deficiencies in certain of the Company’s internal controls and procedures that contributed to the accounting errors, the accounting errors were not the result of any intent to deceive or deliberate misconduct. The Audit Committee supported recommendations to improve the Company’s internal controls and processes. MaloneBailey, LLP was presented the findings of the review and had an opportunity to ask questions about the process and the findings. After additional deliberation, MaloneBailey, LLP notified the Company that it was resigning as the Company’s independent registered public accounting firm.

On August 10, 2023, the Company engaged Barton CPA, PLLC as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements and to review the Company’s quarterly consolidated financial statements

During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through June 30, 2023, neither the Company nor anyone on its behalf consulted with Barton CPA, PLLC regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Barton CPA, PLLC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Independent Registered Public Accounting Firm Fees

The following table shows the fees that were billed to the Company. for audit services provided by Barton CPA, PLLC during the fiscal years ended December 31, 2023 and 2022:

	2023	2022
Audit Fees(1)	$225,000	$225,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$225,000	$225,000

(1)

Audit Fees consist of professional services rendered in connection with the audit of our annual financial statements, including the audited financial statements presented in our Annual Report on Form 10-K, and the review of our financial statements included in quarterly reports, along with services that are normally provided by the independent registered accountants in connection with statutory and regulatory filings or engagements for those fiscal years and timely review of our quarterly consolidated financial statements. The audit fees for 2022 include the audit for restatement of 2022 financial statements.

The following table shows the fees that were billed to the Company for audit services provided by MaloneBailey, LLP during the fiscal year ended December 31, 2023:

2022
Audit Fees(1)	$225,000
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—
Total	$225,000

(1)

Audit Fees consist of professional services rendered in connection with the audit of our annual financial statements, including the audited financial statements presented in our Annual Report on Form 10-K, and the review of our financial statements included in quarterly reports, along with services that are normally provided by the independent registered accountants in connection with statutory and regulatory filings or engagements for those fiscal years and timely review of our quarterly consolidated financial statements. The audit fees for 2022 include the audit for restatement of 2022 financial statements.

Pre-Approval Policies and Procedures of the Audit Committee

Consistent with the rules and regulations promulgated by the SEC, the Audit Committee approves the engagement of our independent registered public accounting firm and is also required to pre-approve all audit and non-audit expenses, based on independence, qualifications, and if, appliable, performance. All of the services described above were approved by the Audit Committee in accordance with its procedure.

OTHER MATTERS

Our Board and management do not know of any other matters that will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, the Proxy Holder will vote on such matters in accordance with his best judgment.

DIRECTOR NOMINEES FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

In accordance with procedures set forth in our amended and restated bylaws, our stockholders may propose nominees for election to our Board only after providing timely written notice to our President. To be timely, a stockholder’s notice to our Company Secretary must be delivered to or mailed and received at our principal executive offices, located at Envirotech Vehicles, Inc., 1425 Ohlendorf Road, Osceola, Arkansas 72370, on or after July 15, 2025, but not later than August 12, 2025. However, if the date of our 2025 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary of the Annual Meeting, then notice will need to be received by us not later than the close of business on the later of: (i) the 90th day prior to the 2025 Annual Meeting of Stockholders; or (ii) the 10th day following the date on which we publicly announce the date of the 2025 Annual Meeting of Stockholders.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in connection with the 2025 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 13, 2025. However, if the date of the 2025 Annual Meeting of Stockholders is more than 30 calendar days before or more than 30 calendar days after the anniversary date of the Annual Meeting, such information must be provided by the later of the 60th day prior to the 2025 Annual Meeting of Stockholders and the 10th day following the public announcement of the date of the 2025 Annual Meeting of Stockholders.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Notices with respect to two or more stockholders sharing the same address by delivering a single Notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers deliver a single Notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice, or if you currently receive multiple Notices and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to the attention of our President at our principal executive offices located at 1425 Ohlendorf Road, Osceola, Arkansas 72370, or by calling us at (951) 407-9860.

IMPORTANT

Your vote at the virtual Annual Meeting is important, no matter how many or how few shares of our common stock you own. Accordingly, please mark, sign, date and return the enclosed Proxy Card and promptly return it in the enclosed postage-paid envelope or vote by calling the toll-free telephone number shown on your Proxy Card or the Notice, or by using Internet voting following the instructions shown on your Proxy Card or the Notice.

Only your latest dated proxy will be counted. Any proxy may be revoked at any time prior to its exercise at the virtual Annual Meeting as described in this Proxy Statement.

THE BOARD OF DIRECTORS

Dated: October 30, 2024

ENVIROTECH VEHICLES, INC.

ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 12, 2024 AT 9:00 AM PACIFIC TIME

CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Envirotech Vehicles, Inc. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint each of Phillip Oldridge, Jason Maddox, and Elgin Tracy proxy, with power of substitution, for and in the name of the undersigned to attend the 2024 annual meeting of stockholders of the Company to be held at https://agm.issuerdirect.com/evtv-2024, on Thursday, December 12, 2024 beginning at 9:00 AM, Pacific Time, or at any adjournment or postponement thereof, and there to vote, as designated below.

This proxy, when properly executed, will be voted in the manner directed herein.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/EVTV
PHONE:	1-866-752-VOTE(8683)

→ Please ensure you fold then detach and retain this portion of this Proxy →

508584339.2

ANNUAL MEETING OF THE STOCKHOLDERS OF ENVIROTECH VEHICLES, INC.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1 →	**FOR**	**WITHHOLD**		
Election of Directors:				**CONTROL ID:**
Terri White Elk	☐	☐		**REQUEST ID:**
Michael Di Pietro	☐	☐		

Proposal 4 →	**1 Year**	**2 Years**	**3 Years**	**ABSTAIN**
To vote, on a non-binding advisory basis, on the frequency of the Say-on-Pay Vote.	☐	☐	☐	☐

Note

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

THE BOARD OF DIRECTORS RECOMMENDS VOTING 'FOR' PROPOSALS 1, 2, 3 AND '1 YEAR' FOR PROPOSAL 4.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2024

____

(Print Name of Stockholder and/or Joint Tenant)

____

(Signature of Stockholder)

____

(Second Signature if held jointly)

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